UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                January 29, 2003


                            MARATHON OIL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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           Delaware                           1-5153                       25-0996816
     --------------------           -------------------------        ---------------------
(State or Other Jurisdiction of        (Commission File Number)          (IRS Employer
        Incorporation)                                                Identification Number)
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                  5555 San Felipe Road, Houston, TX 77056-2723
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (713) 629-6600
                         ------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.  Other Events

         On January 29, 2003, Marathon Oil Corporation ("Marathon") amended the Rights Agreement, dated as of September 28, 1999, as amended, between Marathon and National City Bank, as successor rights agent. The Rights Agreement was amended so that the Rights to Purchase Series A Junior Preferred Stock will expire on January 31, 2003, more than six years earlier than initially specified in the plan. Marathon issued a press release in connection with this amendment. The press release and the Rights Agreement, as amended, are attached hereto as exhibits and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

             4.1 Rights Agreement, dated as of September 28, 1999, between USX Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit B the form of Rights Certificate. (Incorporated by reference to Exhibit 4.6 to Post-Effective Amendment No. 2 to Marathon Oil Corporation's Registration Statement on Form S-3 filed on February 6, 2002 (Registration No. 333-88797).)

             4.2     First Amendment to Rights Agreement, dated as of
                     July 2, 2001, between USX Corporation, USX HoldCo, Inc.(to be renamed USX Corporation), and Mellon Investor
                     Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as Rights Agent. (Incorporated by reference to Exhibit 4.6 to Post-Effective Amendment No. 2 to Marathon Oil Corporation's Registration Statement on Form S-3 filed on February 6, 2002
                     (Registration No. 333-88797).)

             4.3 Second Amendment to Rights Agreement, dated as of December 31, 2001, between USX Corporation (to be renamed Marathon Oil Corporation) and National City Bank, as Rights Agent. (Incorporated by reference to Exhibit 4.6 to Post-Effective Amendment No. 2 to Marathon Oil Corporation's Registration Statement on Form S-3 filed on February 6, 2002 (Registration No. 333-88797).)

             4.4 Third Amendment to Rights Agreement, dated as of January 29, 2003, between Marathon Oil Corporation and National City Bank, as Rights Agent.

             99.1    Press Release dated January 30, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         MARATHON OIL CORPORATION


By:      /s/ A. G. Adkins
         -----------------------------
         A. G. Adkins
         Vice President - Accounting and Controller



Dated:  January 31, 2003